Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We do not time equity grants to take advantage of a depressed stock price or an anticipated increase in stock price and generally grant awards in January and ensure that awards cannot be timed to take advantage of material non-public information. New hire stock awards to employees, including executive officers, are generally granted at the next Board of Directors’ meeting following their start date, and initial awards to non-employee directors are granted on the date of the non-employee director’s initial appointment or election to our board of directors.

Award Timing MNPI Considered	true